EXHIBIT 10.14

                      MANHATTAN MARITIME ENTERPRISES, INC.




                                               ______________, 2005

Manhattan Group Partners, LLC
645 Fifth Avenue
New York, New York 10022

Gentlemen:

       This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of Manhattan Maritime Enterprises, Inc.
("MME")  and  continuing  until  the  earlier  of the  consummation  by MME of a
"Business Combination" or MME's liquidation (as described in MME's IPO prospectus) (the "Termination Date"), Manhattan Group Partners, LLC shall make available to MME certain office space, utilities and secretarial support as may be required by MME from time to time, situated at 645 Fifth Avenue, New York, New York 10022. In exchange therefor, MME shall pay Manhattan Group Partners, LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

                                        Very truly yours,


                                        MANHATTAN MARITIME ENTERPRISES, INC.



                                        By: ________________________________
                                            Name:  Xenophon A. Galinas
                                            Title: Chief Executive Officer

AGREED TO AND ACCEPTED BY:

MANHATTAN GROUP PARTNERS, LLC


By:  _________________
     Name:
     Title: